Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2013
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 13:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries lease their facilities and motor vehicles under various operating lease agreements that expire on various dates. Aggregate minimum rental commitments under non-cancelable leases at December 31, 2013, are as follows:

Year ended December 31,	Facilities	Motor vehicles	Total

2014	$4,654	$1,118	$5,772
2015	3,130	899	4,029
2016	2,754	609	3,363
2017	2,617	58	2,675
2018 and thereafter	631	-	631

	$13,786	$2,684	$16,470

Expenses for lease of facilities for the years ended December 31, 2011, 2012 and 2013 were approximately $ 10,334, $ 8,473 and $ 8,182, respectively.

Expenses for the lease of motor vehicles for the years ended December 31, 2011, 2012 and 2013 were approximately $ 1,514, $ 1,404 and $ 1,568, respectively.

b.
In 2013 the Company received new approval for a grant from the Government of Israel through the Office of the Chief Scientist, for the financing of certain research and development expenditures in Israel (the "New Grant") in the amount of approximately $ 660, which has already been received.  The New Grant requires the Company to comply with the requirements of the Research and Development Law in the same manner applicable to previous grants.  In a case involving the transfer outside of Israel of technology or know how developed with the New Grants, the Company may be required to pay any royalties related to past sales of products based on the technology or know how developed with the New Grants.

c.	Charges and guarantees:

As of December 31, 2013, the Company provided bank guarantees in an aggregate amount of $ 36,706 with respect to tender offer guarantees and performance guarantees to its customers.

d.	Litigations:

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

The Company cannot estimate the exposure amount, and in any case, these allegations have not resulted in any action brought against the Company. The Company's management does not believe that it is probable that the above mentioned allegations will result in a loss to the Company. Accordingly, no provision was recorded with respect to these allegations.

e.	Indirect taxes:

The Company recorded a provision for indirect tax liabilities in Latin America, mainly related to VAT and Custom duties for the years ended December 31, 2012 and 2013, in the amount of approximately $26,500 and $16,467, respectively. In addition to the amount currently reserved, the Company may be subject to loss contingencies related to these matters estimated to be up to an additional $26,000. The Company believes, based on opinion from its tax advisors that such undiscounted unreserved losses are reasonably possible but are not currently considered to be probable of occurrence During the year ended December 31, 2013, the Company included in its operating expenses an income as a result of expiration of certain pre-acquisition indirect tax exposures due to lapses of applicable statute of limitation, in the amount of $ 7,657, that is recorded as other income.